EXHIBIT 10.2


                        GUARANTY


                            (Corporate)


New York, New York                           February __, 1997


     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by IBJ Schroder Bank & Trust Company ("IBJS") and each other financial institution named in or which hereafter becomes a party to the Loan Agreement (as hereinafter defined) (IBJS and such other financial institutions, collectively, the "Lenders") to or for the account of MPD Technologies, Inc., a New York corporation ("Borrower") from time to time and at any time and for other good and valuable consideration and to induce Agent and Lenders, in their discretion, to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Agent and Lenders may deem advisable, the undersigned unconditionally guaranties to Agent (as hereinafter defined) for its own benefit and for the ratable benefit of Lenders, their respective successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrower to Agent and Lenders and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Borrower is or may become liable to Agent and Lenders, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Agent or Lenders, whether arising under, out of, or in connection with that certain Loan and Security Agreement by and among Lenders, Borrower and IBJS, as agent for the Lenders (in such capacity "Agent") (as amended, supplemented, modified or restated from time to time, the "Loan Agreement") or any documents, instruments or agreements relating to or executed in connection with the Loan Agreement or any documents, instruments or agreements referred to therein (together with the Loan Agreement, the "Loan Documents"), or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral. Terms defined in the Loan Agreement shall have the same meanings herein, unless otherwise herein expressly provided. In furtherance of the foregoing, the undersigned hereby agrees as follows:

     1. No Impairment. Agent and Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between or among Agent, any Lender and Borrower or any such other party or person, or make any election of rights Agent and Lenders may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a debtor in possession or the like under any Insolvency Law.

     2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The undersigned hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Borrower will contract additional indebtedness for which the undersigned may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Borrower has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by Agent or any Lender to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Loan Agreement. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof; (c) any furnishing of any additional security to Agent for the ratable benefit of the Lenders or its assignees or any acceptance thereof or any release of any security by Agent or its assignees; (d) any limitation on any party's liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Agent or any Lender shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations of Borrower to Lenders under the Loan Agreement. Obligations include post-petition interest whether or not allowed or allowable.

     3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Agent on behalf of each Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Agent or any Lender to do any of the foregoing. The undersigned further consents and agrees that neither Agent nor Lenders shall be under any obligation to marshal any assets in favor of the undersigned, or against or in payment of any or all of the Obligations. The undersigned hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among Agent, Lenders, Borrower and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

     (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the undersigned; and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

     (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Agent or any Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Agent or any Lender against Borrower or against any collateral or guarantee or right of offset held by Agent or any Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to Agent and each Lender by Borrower on account of the Obligations are paid in full and the Loan Agreement has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Loan Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Agent and Lenders, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Agent for the ratable benefit of the Lenders in the exact form received by the undersigned (duly endorsed by the undersigned to Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Agent and Lenders may determine, subject to the provisions of the Loan Agreement. Any and all present and future debts and obligations of Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to Agent and Lenders; provided, however, Borrower may make Distributions to the undersigned in accordance with Section 9.2(I) of the Loan Agreement.

     4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Agent's or any Lender's possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Agent or any Lender (each such entity, an "Affiliate") shall be deemed held by Agent, such Lender or such Affiliate, as the case may be, as security for any and all of the undersigned's obligations to Agent and Lenders and to any Affiliate of Agent or any Lender, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

     5. Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and there remain no outstanding commitments under the Loan Agreement), that:

          (a) Corporate Status. The undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

          (b) Authority and Execution. The undersigned has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

          (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

          (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which the undersigned is a party or by which the undersigned or its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Agent on any of the property or assets of the undersigned pursuant to the provisions of any of the foregoing.

          (e) Consents or Approvals. No consent of any other Person (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

          (f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the undersigned, or any of its property or assets, which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the undersigned.

          (g) Material Adverse Change. Since September 30, 1996 there has been no material adverse change in the assets or condition, financial or otherwise, of the undersigned.

          (h) Financial Benefit. The undersigned has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Agreement or other Obligation incurred by Borrower to Agent and Lenders.

     The foregoing representations and warranties (other than that set forth in paragraph (g) above) shall be deemed to have been made by the undersigned on the date of each borrowing by Borrower under the Loan Agreement on and as of such date of such borrowing as though made hereunder on and as of such date.

     6. Acceleration. (a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by Borrower or the undersigned to Agent and Lenders, or either Borrower or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of the undersigned by the United States or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Agent's or any Lender's possession, or otherwise, any and all Obligations shall for purposes hereof, at Agent's or any Lender's option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Borrower.

     (b) The undersigned will promptly notify Agent of any default by the undersigned in the performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Agent shall have the right to accelerate the undersigned's obligations hereunder.

     7. Payments from Guarantor. Agent, on behalf of Lenders, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

     8. Costs. The undersigned shall pay on demand, all fees and expenses (including reasonable expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Agent or any Lender hereunder or under any of the Obligations.

     9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until all of Borrower's Obligations have been paid in full and the Loan Agreement has been terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

     10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Agent or any Lender receives any payment or payments on account of the liabilities guarantied hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent or any such Lender, the undersigned's obligations to Agent and Lenders shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

     11. Books and Records. The books and records of Agent showing the account among Agent, Lenders and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     12. No Waiver. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Agent or any Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Agent or any Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Agent or any Lender at any time and from time to time.

     13. Waiver of Jury Trial. THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     14. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST AGENT AND/OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     15. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Agent.

     17. Notice. Any notice or request hereunder may be given to the undersigned or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

     (A) If to Agent or IBJ Schroder Bank & Trust Company any Lender at: One State Street
                         New York, New York 10004
                         Attention:  Al Scoyni
                         Telephone:  (212) 858-2094
                         Telecopier: (212) 858-2151

          with a copy to:     Hahn & Hessen LLP
                              350 Fifth Avenue
                              New York, New York 10118
                              Attention:  Steven J. Seif, Esq.
                              Telephone:  (212) 736-1000
                              Telecopier: (212) 594-7167

     (B)  If to Guarantor at: Microwave Power Devices, Inc.
                         49 Wireless Boulevard
                         Hauppauge, New York 11788
                         Attention:  Paul Donofrio
                         Telephone:  (516) 231-1400
                         Telecopier: (516) 231-0712

          with a copy to: Proskauer, Rose, Goetz & Mendelsohn, LLP
                          1585 Broadway, 23rd Floor
                          New York, New York 10036
                          Attention:  Stephen W. Rubin, Esq.
                          Telephone:  (212) 969-3000
                          Telecopier: (212) 969-2900

     18. Successors. Agent or any Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Agent or any Lender may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Agent, any Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Agent or any Lender shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Agent or any such Lender has not disposed of, sold, assigned, or otherwise transferred.

     19. Release. Nothing except cash payment in full of the Obligations shall release the undersigned from liability under this Guaranty.




     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this ___ day of February, 1997.


                         MICROWAVE POWER DEVICES, INC.

                         ___________________________
                         Name:______________________
                         Title:_____________________







STATE OF NEW YORK        )
                         ): ss.:
COUNTY OF NEW YORK       )

     On the ____ day of February, 1997, before me personally came to me known, who being by me duly
sworn, did depose and say that he resides at
 , that he is the                       of Microwave Power Devices,
Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; and that he signed his name thereto by order of the board of directors of said corporation.


                              ____________________________
                                   Notary Public